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                                                                 EXHIBIT 99.5(a)


                                FIRST AMENDMENT

                                      TO

                             AMENDED AND RESTATED

                     CHANGE IN CONTROL SEVERANCE AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CHANGE IN CONTROL SEVERANCE AGREEMENT (this "First Amendment") is made and entered to by and between PremiumWear, Inc., a Delaware corporation with its principal offices at 5500 Feltl Road, Minnetonka, Minnesota (the "Company"), and David E. Berg, residing at Edina, Minnesota (the "Executive"), and shall be effective as of this 26th day of May, 2000.

     WHEREAS, the Company and the Executive are parties to an Amended and Restated Change in Control Severance Agreement dated as of May 22, 2000 (the "Change in Control Agreement"), pursuant to which the Executive is entitled to certain benefits in the event of a termination of his employment with the Company following a "Change in Control" (as defined in the Change in Control Agreement"); and

     WHEREAS, pursuant to an Agreement and Plan of Merger dated as of May 26, 2000 (the "Merger Agreement"), by and among New England Business Service, Inc., a Delaware corporation ("NEBS"), Penguin Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of NEBS ("Sub"), and the Company, Sub will offer to purchase shares of the Company's common stock pursuant to a tender offer, and upon successful completion of the tender offer, will thereafter be merged with and into the Company (the "Merger"), with the Company being the surviving corporation in the Merger and a wholly-owned subsidiary of NEBS; and

     WHEREAS, the Company desires to secure the continuation of the Executive's services as President and Chief Executive Officer following the Merger, and the Executive desires to perform such services for the Company, and to that end the Company and the Executive have entered into an Employment Agreement of even date herewith (the "Employment Agreement"); and

     WHEREAS, in order to induce the Company to enter into the Employment Agreement, the Company and the Executive desire to amend the Change in Control Agreement to provide, among other things, that the consummation of the transactions contemplated by the Merger Agreement will not constitute a "Change in Control" under the terms of the Change in Control Agreement; and

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Change in Control Agreement;

     THEREFORE, in consideration of the foregoing and other respective covenants and agreements of the parties herein contained, the parties hereto agree as follows:

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     1.  The Executive hereby agrees that the consummation of the transactions contemplated by the Merger Agreement (and any subsequent transactions directly related thereto and contemplated thereby) will not constitute a "Change in Control" for purposes of the Change in Control Agreement.

     2. The first sentence of Section 1 of the Change in Control Agreement is hereby amended by deleting the reference to "December 31, 2001", and substituting "June 30, 2003" therefor, and by deleting the reference to "January 1, 2001", and substituting "January 1, 2003" therefor.

     3. Section 2 of the Change in Control Agreement is hereby deleted in its entirety and the following substituted therefor, such amendment to be effective from and after the effective time of the Merger:

          "2.  Change in Control.  No benefits shall be payable hereunder unless
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     there shall have been a Change in Control.  For purposes of this Agreement, a "Change in Control" shall mean:

          "(a) Following the Merger, the Company (i) ceases to be a direct or indirect subsidiary of NEBS, or (ii) sells or otherwise disposes of all or substantially all of its assets or business to any "person" (as such term is defined in Section 3(a)(9) and as used in Section 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), being hereinafter referred to as a "Person") other than NEBS or one of its affiliates; or

          "(b) The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (i) the then outstanding shares of NEBS common stock or (ii) the combined voting power of NEBS' outstanding securities ordinarily having the right to vote at elections of directors ("Outstanding NEBS Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from NEBS (excluding an acquisition by virtue of the exercise of a conversion privilege); (B) any acquisition by NEBS or by any corporation controlled by NEBS; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by NEBS or any corporation controlled by NEBS; or
     (D) any acquisition by any corporation pursuant to a consolidation or merger if, following such consolidation or merger, the conditions described in clauses (i), (ii) and (iii) of Section 2(d) below are satisfied; or

          "(c) Individuals who, as of the date hereof, constitute the NEBS Board of Directors (the "NEBS Incumbent Board") ceasing for any reason to constitute at least a majority of the NEBS Board of Directors; provided, however, that any individual becoming a NEBS director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(b) or (d)) subsequent to the date hereof whose election, or nomination for election by NEBS' stockholders, was approved by a vote or resolution of at least a majority of the directors then comprising the NEBS

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     Incumbent Board shall be considered as though such individual were a member of the NEBS Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation in opposition (as such terms are used in Rule 14a-6 of Regulation 14A promulgated under the Exchange Act) to the election of directors conducted or to be conducted by or on behalf of a Person other than the NEBS Board of Directors; or

          "(d) Adoption by the NEBS Board of Directors of a resolution approving an agreement of consolidation of NEBS with or merger of NEBS into another corporation or business entity in each case, unless, following such consolidation or merger, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the NEBS common stock and Outstanding NEBS Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, of the NEBS common stock and Outstanding NEBS Voting Securities, as the case may be, (ii) no Person (excluding NEBS, any employee benefit plan (or related trust) of NEBS or such corporation or other business entity resulting from such consolidation or merger and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35% or more of the NEBS common stock or Outstanding NEBS Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of the corporation of other business entity) and (iii) at least a majority of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the NEBS Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided, that any right to receive compensation pursuant to Section 4 below which shall vest by reason of the action of the NEBS Board of Directors pursuant to this Section 2(d) shall be divested upon (A) the rejection of such agreement of consolidation or merger by NEBS' stockholders or (B) its abandonment by either party thereto in accordance with its terms; or

          "(e) Adoption by the requisite majority of the whole NEBS Board of Directors, or by the holders of such majority of stock of NEBS as is required by law or by NEBS' Certificate of Incorporation or By-Laws as then in effect, of a

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     resolution or consent authorizing (i) the dissolution of NEBS or (ii) the sale or other disposition of all or substantially all of the assets of NEBS, other than to a corporation or other business entity with respect to which, following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the outstanding voting securities of such corporation or other entity entitled to vote generally in the election of its directors (or other persons having the general power to direct its affairs) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the NEBS common stock and Outstanding NEBS Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the NEBS common stock and/or Outstanding NEBS Voting Securities, as the case may be, (B) no Person (excluding NEBS and any employee benefit plan (or related trust) of NEBS or such corporation or other business entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the NEBS common stock and/or Outstanding NEBS Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct its affairs), and (C) at least a majority of the members of the board of directors or group of persons having the general power to direct the affairs of such corporation or other entity were members of the NEBS Incumbent Board at the time of the execution of the initial agreement of action of the NEBS Board of Directors providing for such sale or other disposition of assets of NEBS; provided, that any right to receive compensation pursuant to Section 4 below which shall vest by reason of the action of the NEBS Board of Directors or NEBS' stockholders pursuant to this Section 2(e) shall be divested upon the abandonment by NEBS of such dissolution, or such sale of or other disposition of assets, as the case may be.

          "Notwithstanding anything in the foregoing to the contrary, no Change in Control shall be deemed to have occurred for purposes of this Agreement or the Employment Agreement by virtue of any transaction which results in the Executive, or a group of Persons which includes the Executive, acquiring, directly or indirectly, 35% or more of the combined voting power of the Outstanding NEBS Voting Securities."

     4. Section 5 of the Change in Control Agreement is hereby deleted in its entirety and the following substituted therefor:

          "5.  Limitation on Parachute Payments.  If, in the opinion of tax
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     counsel selected by the Company and NEBS and acceptable to the Executive, the Severance Payment (in its full amount or as partially reduced, as the case may be) or any other payment or benefit which constitutes a "parachute payment" within

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     the meaning of section 280G(b)(2) of the Code (whether made pursuant to this Agreement or otherwise) exceeds, either individually or in the aggregate, the amount that is deductible by the Company or NEBS by reason of section 280G, and in the opinion of such tax counsel, the Severance Payment (in its full amount or as partially reduced, as the case may be) or any other payments or benefits which constitute "parachute payments" within the meaning of section 280G of the Code are not reasonable compensation for services actually rendered or to be rendered, within the meaning of section 280G(b)(4) of the Code, the Severance Payment and/or such other payments or benefits shall be reduced by the excess of the aggregate "parachute payments" over that amount which could be paid to or for the Executive without any portion of such "parachute payments" not being deductible by reason of section 280G of the Code. The value of any non-cash benefit or any deferred cash payments shall be determined by the Company and NEBS in accordance with the principles of section 280G of the Code and the regulations promulgated thereunder.

          "If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this subsection, the aggregate "parachute payments" paid to or for the Executive's benefit are in an amount that would result in any portion of such "parachute payments" not being deductible by the Company or its Affiliates (including without limitation NEBS) by reason of section 280G of the Code, then the Executive shall have the obligation to pay the Company upon demand an amount equal to the sum of (A) the excess of the aggregate "parachute payments" paid to or for the Executive's benefit over the aggregate "parachute payments" that would have been paid to or for the Executive's benefit without any portion of such "parachute payments" not being deductible by reason of section 280G of the Code; and (B) interest on the amount set forth in clause (A) of this sentence at the applicable Federal rate (as defined in section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such payment."

     5. If the Merger Agreement is terminated for any reason prior to the occurrence of the Merger, then this First Amendment shall automatically be deemed to have been terminated and cancelled, without any further liability of either party or NEBS to each other, and the terms of the Change in Control Agreement, without giving effect to the terms of this First Amendment, shall automatically be reinstated and thereafter shall remain in full force and effect.

     6. Except to the extent expressly amended hereby, the provisions of the Change in Control Agreement shall remain in full force and effect.

     7. The validity, interpretation, construction and performance of this First Amendment shall be governed by the laws of the State of Minnesota.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the undersigned officer, on behalf of PremiumWear,
Inc., and the Executive have hereunto set their hands as of the date first above written.

                                    PREMIUMWEAR, INC.

                                    By: /s/ Thomas D. Gleason
                                       ----------------------------
                                    Its

                                    EXECUTIVE:



                                        /s/ David E. Berg
                                       ----------------------------
                                            David E. Berg

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